UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2021

KORE Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	(001-40856)	86-3078783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3700 Mansell Road, Suite 300

Alpharetta, GA 30022

877- 710-5673

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Romil Bahl

President and Chief Executive Officer

3700 Mansell Road, Suite 300

Alpharetta, GA 30022

877-710-5673

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	KORE	The New York Stock Exchange
Warrants to purchase common stock	KORE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 — Entry into a Material Definitive Agreement

As previously disclosed, on October 1, 2021, KORE Group Holdings, Inc. (the “Company”), KORE Wireless Group, Inc. (“KORE Wireless”) and Cerberus Telecom Acquisition Holdings, LLC entered into a commitment letter with an affiliate of Fortress Credit Corp. (“Fortress”) pursuant to which Fortress agreed to purchase, at the option of the Company, an additional approximately $25 million aggregate principal amount of 5.50% Exchangeable Senior Notes due 2028 issued by KORE Wireless (the “Additional Notes”). On October 28, 2021, the Company and KORE Wireless entered into an Exchangeable Notes Purchase Agreement (the “Purchase Agreement”) with Fortress pursuant to which Fortress agreed to purchase an aggregate principal amount of $24,915,000 of Additional Notes, pursuant to that Indenture, dated September 30, 2021, by and among KORE Wireless, the Company and Wilmington Trust, National Association, as trustee. The Additional Notes have identical terms to those existing 5.50% Exchangeable Senior Notes due 2028 of KORE Wireless issued on September 30, 2021 (together with the Additional Notes, the “Notes”). The Additional Notes were purchased at par, plus accrued interest, with interest accruing on the Additional Notes as of September 30, 2021. The Notes are guaranteed by the Company and may be exchangeable into common stock of the Company at $12.50 per share. From October 1, 2023, the Company may redeem the Notes for cash, force an exchange into shares of its common stock at $16.25 per share or settle with a combination of cash and an exchange.

The above description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement filed as exhibit hereto, which exhibit is incorporated by reference herein.

Item 3.02 — Unregistered Sales of Equity Securities

The description of the Additional Notes in Item 1.01 above is incorporated in this Item 3.02 by reference. The Additional Notes issued pursuant to the Purchase Agreement were issued in reliance on an exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) and/or other exemptions thereunder, as promulgated by the SEC under the Securities Act.

Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Exchangeable Notes Purchase Agreement, dated as of October 28, 2021, by and among KORE Group Holdings, Inc., KORE Wireless Group, Inc., and the entities set forth on Schedule 1 therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE Group Holdings, Inc.

Date: November 3, 2021	By:	/s/ Romil Bahl
	Name:	Romil Bahl
	Title:	Chief Executive Officer